SCHEDULE B

TO THE ADMINISTRATION AGREEMENT
(Amended as of June 14, 2007)

Category 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex1 plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

Current Name	Prior Name

Highbridge Statistical Market Neutral Fund	N/A
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund
JPMorgan Bond Fund	JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund
JPMorgan China Region Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund
JPMorgan Dynamic Small Cap Growth Fund (to be renamed as of 6/29/07)	JPMorgan Dynamic Small Cap Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan Global Focus Fund	N/A
JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund (name effective until 6/16/06)
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan Growth & Income Fund	JPMorgan Growth & Income Fund
JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan India Fund	N/A
JPMorgan Insurance Trust Balanced Portfolio	JPMorgan Investment Trust Balanced Portfolio and One Group Investment Trust Balanced Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Investment Trust Bond Portfolio and One Group Investment Trust Bond Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio	JPMorgan Investment Trust Diversified Equity Portfolio and One Group Investment Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio	JPMorgan Investment Trust Mid Cap Growth Portfolio and One Group Investment Trust Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio	JPMorgan Investment Trust Mid Cap Value Portfolio and One Group Investment Trust Mid Cap Value Portfolio

[1]	For purposes of this Agreement, the “JPMorgan Funds Complex” includes all of the Funds subject to this Agreement.

Current Name	Prior Name

JPMorgan Insurance Trust Equity Index Portfolio	JPMorgan Investment Trust Equity Index Portfolio and One Group Investment Trust Equity Index Portfolio
JPMorgan Insurance Trust Government Bond Portfolio	JPMorgan Investment Trust Government Bond Portfolio and One Group Investment Trust Government Bond Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Investment Trust Diversified Mid Cap Portfolio and One Group Investment Trust Diversified Mid Cap Portfolio
JPMorgan Insurance Trust International Equity Portfolio	N/A
JPMorgan Insurance Trust Intrepid Growth Portfolio	JPMorgan Insurance Trust Large Cap Growth Portfolio, JPMorgan Investment Trust Large Cap Growth Portfolio, and One Group Investment Trust Large Cap Growth Portfolio
JPMorgan Insurance Trust Large Cap Value Portfolio	N/A
JPMorgan Insurance Trust Small Cap Equity Portfolio	N/A
JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan International Currency Income Fund	N/A
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Equity Index Fund	One Group International Equity Index Fund
JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Realty Fund	N/A
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Intrepid Long/Short Fund	N/A
JPMorgan Japan Fund	JPMorgan Fleming Japan Fund
JPMorgan Kentucky Municipal Bond Fund	One Group Kentucky Municipal Bond Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Latin America Fund	N/A
JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund
JPMorgan Micro Cap Fund	N/A
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund (change effective 8/17/05)
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Real Return Fund	N/A
JPMorgan Russia Fund	N/A
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II
JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund
JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

Current Name	Prior Name

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Strategic Appreciation Fund	JPMorgan Global Strategic Appreciation Fund
JPMorgan Strategic Preservation Fund	JPMorgan Global Strategic Preservation Fund
JPMorgan Strategic Small Cap Value Fund	N/A
JPMorgan Tax Aware Core Equity Fund	N/A
JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Diversified Equity Fund	N/A
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware High Income Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (the name effective until 12/15/05)
JPMorgan Tax Aware Large Cap Growth Fund	JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Equity Income II Fund	JPMorgan Tax Aware Large Cap Value Fund (this name effective until 9/15/06)
JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Ultra Short Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06)
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund	N/A
JPMorgan Value Discovery Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund (this name effective until 12/31/05)
Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund

Category 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund’s average daily net assets in excess of $1,000,000,000.

Current Name	Prior Name

JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

Category 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

Current Name	Prior Name

JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund
JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund
JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Category 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.

N/A

Category 5

The Administrator receives a fee of 0.00% of the average daily net assets of all Category 5 Funds.

Current Name	Prior Name

JPMorgan Tax Aware Real Return SMA Fund	N/A

Category 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

Current Name	Prior Name

Undiscovered Managers Multi-Strategy Fund	UM Multi-Strategy Fund (change effective 8/22/05)

*               *               *               *

J.P. Morgan Fleming Mutual Fund Group, Inc. J.P. Morgan Mutual Fund Group J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds JPMorgan Trust I JPMorgan Trust II UM Investment Trust

JPMorgan Insurance Trust Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMorgan Funds Management, Inc.

By:

Name:

Title: